UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):     February 11, 2014

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On February 11, 2014, National Research Corporation (the “Company”) issued a press release announcing its earnings for the quarter ended December 31, 2013. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On February 12, 2014, the Company held a conference call and online Web simulcast in connection with the Company’s announcement of its earnings for the quarter ended December 31, 2013. A copy of the script for such conference call and simulcast is furnished as Exhibit 99.2 and is incorporated by reference herein. An archive of such conference call and simulcast and the related question and answer session will be available online at www.earnings.com.

Item 9.01.               Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits. The following exhibits are being furnished herewith:

(99.1)	Press Release of National Research Corporation, dated February 11, 2014.

(99.2)	Script for conference call and online Web simulcast, held February 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2014

NATIONAL RESEARCH CORPORATION By: /s/ Kevin R. Karas Kevin R. Karas Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated February 11, 2014

Exhibit
Number

(99.1)     Press Release of National Research Corporation, dated February 11, 2014.

(99.2)     Script for conference call and online Web simulcast, held February 12, 2014.